UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                May 25, 2005


                           GS MORTGAGE SECURITIES CORP
          as Depositor under the Master Servicing and Trust Agreement, dated as of February 1, 2005, providing for the issuance of Mortgage Pass-
                      Through Certificates, Series 2005-2F
             (Exact name of registrant as specified in its charter)


           Delaware                333-120274-11             13-3387389
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

        85 Broad Street
     New York, New York                                         10004
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2005-2F Mortgage Pass-Through Certificates, Series 2005-2F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of February 1, 2005 among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, N.A., as Securities Administrator, Custodian, and Master Servicer, and Wachovia Bank, N.A., as Trustee.

 On May 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on May 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             GSR MORTGAGE LOAN TRUST 2005-2F
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2F

             JPMorgan Chase Bank, N.A., Securities Administrator,
               Custodian, and Master Servicer under the Agreement referred to herein

            By: /s/  Annette Marsula
                     ----------------------------------------------
                     Annette Marsula
                     Vice President

Date: May 27, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         May 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on May 25, 2005


                      GSR Mortgage Loan Trust Series 2005-2F
                         Statement To Certificateholders
                                  May 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                    Ending
                Face        Principal                                                         Realized      Deferred     Principal
Class          Value        Balance            Principal          Interest          Total     Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1      13,167,000.00     13,167,000.00            0.00         60,348.75       60,348.75    0.00           0.00    13,167,000.00
IA2      69,774,000.00     66,744,932.36      353,501.23        278,103.88      631,605.11    0.00           0.00    66,391,431.13
IA3      23,258,000.00     22,248,310.79      117,833.74         61,553.66      179,387.40    0.00           0.00    22,130,477.05
IA5      12,456,000.00     12,389,766.06       33,344.82         56,786.43       90,131.25    0.00           0.00    12,356,421.24
IA6       7,209,000.00      7,275,233.94            0.00              0.00            0.00    0.00      33,344.82     7,308,578.76
IIA1    105,000,000.00    103,859,912.18      688,441.29        367,837.19    1,056,278.48    0.00           0.00   103,171,470.89
IIA3     45,860,000.00     39,259,520.68    3,689,194.72              0.00    3,689,194.72    0.00     196,297.60    35,766,623.56
IIIA1    13,172,000.00     12,200,324.99      338,410.37         33,245.89      371,656.26    0.00           0.00    11,861,914.62
AP        1,199,835.00      1,179,358.18        1,576.09              0.00        1,576.09    0.00           0.00     1,177,782.09
B1        5,431,000.00      5,421,509.33        4,873.13         26,530.77       31,403.90    0.00           0.00     5,416,636.20
B2        1,961,000.00      1,957,573.16        1,759.57          9,579.60       11,339.17    0.00           0.00     1,955,813.59
B3        1,207,000.00      1,204,890.77        1,083.02          5,896.27        6,979.29    0.00           0.00     1,203,807.75
B4          754,000.00        752,682.39          676.55          3,683.34        4,359.89    0.00           0.00       752,005.84
B5          603,000.00        601,946.26          541.06          2,945.69        3,486.75    0.00           0.00       601,405.20
B6          603,798.00        602,742.86          541.78          2,949.59        3,491.37    0.00           0.00       602,201.08
R1                0.00              0.00            0.00              0.02            0.02    0.00           0.00             0.00
R2                0.00              0.00            0.00              0.00            0.00    0.00           0.00             0.00
TOTALS  301,655,633.00    288,865,703.95    5,231,777.37        909,461.08    6,141,238.45    0.00     229,642.42   283,863,569.00
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA4       23,258,000.00    22,248,310.79       0.00         68,228.15     68,228.15         0.00           0.00       22,130,477.05
IIA2      30,625,000.00    30,292,474.39       0.00        151,462.37    151,462.37         0.00           0.00       30,091,679.01
IIIA2     13,172,000.00    12,200,324.99       0.00         48,089.61     48,089.61         0.00           0.00       11,861,914.62
AX           127,206.00       125,306.77       0.00            835.38        835.38         0.00           0.00          124,288.20
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                         Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1    36242DXY4       1,000.00000000      0.00000000      4.58333333      4.58333333   1,000.00000000       IA1         5.500000 %
IA2    36242DXZ1         956.58744461      5.06637472      3.98578095      9.05215567     951.52106988       IA2         5.000000 %
IA3    36242DYA5         956.58744475      5.06637458      2.64655860      7.71293318     951.52107017       IA3         3.320000 %
IA5    36242DYC1         994.68256744      2.67700867      4.55896195      7.23597062     992.00555877       IA5         5.500000 %
IA6    36242DYD9       1,009.18767374      0.00000000      0.00000000      0.00000000   1,013.81311694       IA6         5.500000 %
IIA1   36242DYE7         989.14202076      6.55658371      3.50321133     10.05979505     982.58543705       IIA1        4.250000 %
IIA3   36242DYG2         856.07328129     80.44471696      0.00000000     80.44471696     779.90893066       IIA3        6.000000 %
IIIA1  36242DYH0         926.23177877     25.69164667      2.52398193     28.21562861     900.54013210       IIIA1       3.270000 %
AP     36242DYL1         982.93363671      1.31358895      0.00000000      1.31358895     981.62004776       AP          0.000000 %
B1     36242DYM9         998.25250046      0.89728043      4.88506168      5.78234211     997.35522003       B1          5.872335 %
B2     36242DYN7         998.25250382      0.89728200      4.88505864      5.78234064     997.35522183       B2          5.872335 %
B3     36242DYP2         998.25250207      0.89728252      4.88506214      5.78234466     997.35521955       B3          5.872335 %
B4     36242DYS6         998.25250663      0.89728117      4.88506631      5.78234748     997.35522546       B4          5.872335 %
B5     36242DYT4         998.25250415      0.89728027      4.88505804      5.78233831     997.35522388       B5          5.872335 %
B6     36242DYU1         998.25249504      0.89728684      4.88506090      5.78234774     997.35520820       B6          5.872335 %
TOTALS                   957.60089436     17.34354276      3.01489838     20.35844114     941.01862504
---------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA4      36242DYB3      956.58744475      0.00000000       2.93353470     2.93353470    951.52107017       IA4        3.680000 %
IIA2     36242DYF4      989.14202090      0.00000000       4.94571004     4.94571004    982.58543706      IIA2        6.000000 %
IIIA2    36242DYJ6      926.23177877      0.00000000       3.65089660     3.65089660    900.54013210      IIIA2       4.730000 %
AX       36242DYK3      985.06965080      0.00000000       6.56714306     6.56714306    977.06240272       AX         8.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               Yanilka Fernandez
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-4506
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                       125,948,940.61
                                        Group 2 Mortgage Loans                                                       144,398,347.93
                                        Group 3 Mortgage Loans                                                        12,338,499.20
                                        Group 4 Mortgage Loans                                                         1,177,783.04

Sec. 4.01(iii)  Available Distribution                                                                                 6,409,853.96
                                        Aggregate Principal Distribution Amount                                        5,002,134.95
                                        Principal Prepayment Amount                                                    4,741,933.44

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                                        4,418,292.59
                                        Principal Prepayments                                                            323,640.85
                                        Liquidation Proceeds                                                                   0.00
                                        Condemnation Proceeds                                                                  0.00
                                        Insurance Proceeds                                                                     0.00

Sec. 4.01(vi)   Interest Payment
                               Class IA1
                                                     Accrued and Paid for Current Month                                   60,348.75
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class IA2
                                                     Accrued and Paid for Current Month                                  278,103.88
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class IA3
                                                     Accrued and Paid for Current Month                                   61,553.66
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class IA4
                                                     Accrued and Paid for Current Month                                   68,228.15
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class IA5
                                                     Accrued and Paid for Current Month                                   56,786.43
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class IA6
                                                     Accrued and Paid for Current Month                                        0.00
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class IIA1
                                                     Accrued and Paid for Current Month                                  367,837.19
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class IIA2
                                                     Accrued and Paid for Current Month                                  151,462.37
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class IIA3
                                                     Accrued and Paid for Current Month                                        0.00
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class IIIA1
                                                     Accrued and Paid for Current Month                                   33,245.89
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class IIIA2
                                                     Accrued and Paid for Current Month                                   48,089.61
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class AX
                                                     Accrued and Paid for Current Month                                      835.38
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class B1
                                                     Accrued and Paid for Current Month                                   26,530.77
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class B2
                                                     Accrued and Paid for Current Month                                    9,579.60
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class B3
                                                     Accrued and Paid for Current Month                                    5,896.27
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class B4
                                                     Accrued and Paid for Current Month                                    3,683.34
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class B5
                                                     Accrued and Paid for Current Month                                    2,945.69
                                                     Accrued and Paid from Prior Months                                        0.00
                               Class B6
                                                     Accrued and Paid for Current Month                                    2,949.59
                                                     Accrued and Paid from Prior Months                                        0.00


Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                                 60,741.97

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                                        1,224,528.74
                                        Current Period Reimbursed Advances                                                     0.00
                                        Aggregate Unreimbursed Advances                                                3,776,134.53

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                                0.00
                                        Current Period Reimbursed Advances                                                     0.00
                                        Aggregate Unreimbursed Advances                                                        0.00


Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                                    617
                                        Balance of Outstanding Mortgage Loans                                        283,863,570.78


Sec. 4.01(xii)                               Number and Balance of Delinquent Loans
                                              Group Totals
                                                                                        Principal
                                              Period                Number                Balance              Percentage
                                             0-29 days                614           282,485,382.78                 99.51 %
                                             30-59 days                 3             1,378,188.00                  0.49 %
                                             60-89 days                 0                     0.00                  0.00 %
                                             90-119 days                0                     0.00                  0.00 %
                                             120+days                   0                     0.00                  0.00 %
                                              Total                   617           283,863,570.78                100.00 %

Sec. 4.01(xii)                               Number and Balance of Loans in Bankruptcy
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                0                    0.00                  0.00 %

Sec. 4.01(xii)                               Number and Balance of Loans in Foreclosure
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                0                    0.00                  0.00 %


Sec. 4.01(xiii)                              Number and Balance of REO Loans
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                 0                    0.00                  0.00 %



Sec. 4.01(xv)                           Aggregate Principal Payment
                                                              Scheduled Principal                                        260,201.51
                                                              Payoffs                                                  4,418,292.59
                                                              Prepayments                                                323,640.85
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Realized Losses                                                  0.00

                                                              Realized Losses Group 1                                          0.00
                                                              Realized Losses Group 2                                          0.00
                                                              Realized Losses Group 3                                          0.00
                                                              Realized Losses Group P                                          0.00
                                                              Realized Gains                                                   0.00

                                                              Realized Gains Group 1                                           0.00
                                                              Realized Gains Group 2                                           0.00
                                                              Realized Gains Group 3                                           0.00
                                                              Realized Gains Group P                                           0.00

Sec. 4.01(xvi)                          Aggregate Amount of Mortgage Loans Repurchased                                         0.00

Sec. 4.01(xvii)                         Aggregate Amount of Shortfall Allocated for Current Period                             0.00
                                                              Class IA1                                                        0.00
                                                              Class IA2                                                        0.00
                                                              Class IA3                                                        0.00
                                                              Class IA4                                                        0.00
                                                              Class IA5                                                        0.00
                                                              Class IA6                                                        0.00
                                                              Class IIA1                                                       0.00
                                                              Class IIA2                                                       0.00
                                                              Class IIA3                                                       0.00
                                                              Class IIIA1                                                      0.00
                                                              Class IIIA2                                                      0.00
                                                              Class B1                                                         0.00
                                                              Class B2                                                         0.00
                                                              Class B3                                                         0.00
                                                              Class B4                                                         0.00
                                                              Class B5                                                         0.00
                                                              Class B6                                                         0.00
                                                              Class AX                                                         0.00

Sec. 4.01(xix) Group 1
                                        Senior Percentage 1                                                               96.3616 %
                                        Senior Prepayment Percentage 1                                                   100.0000 %

                                        Subordinate Percentage 1                                                           3.6384 %
                                        Subordinate Prepayment Percentage 1                                                0.0000 %

Sec. 4.01(xix) Group 2
                                        Senior Percentage 2                                                               96.3224 %
                                        Senior Prepayment Percentage 2                                                   100.0000 %


                                        Subordinate Percentage 2                                                           3.6776 %
                                        Subordinate Prepayment Percentage 2                                                0.0000 %

Sec. 4.01(xix) Group 3
                                        Senior Percentage 3                                                               96.2366 %
                                        Senior Prepayment Percentage 3                                                   100.0000 %


                                        Subordinate Percentage 3                                                           3.7634 %
                                        Subordinate Prepayment Percentage 3                                                0.0000 %



Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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